UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2008
Asyst Technologies, Inc.
(Exact Name of Registrant, as Specified in Charter)

California	000-22430	94-2942251
(State or Other	(Commission File	(IRS Employer
Jurisdiction	Number)	Identification Number)
of Incorporation)

46897 Bayside Parkway,
Fremont,California		94538
(Address of Principal		(Zip Code)
Executive Offices)
Registrant’s telephone number, including area code: (510) 661-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 2.02 Results of Operations and Financial Condition.
On January 31, 2008, Asyst issued a press release addressing consolidated financial results for its fiscal third quarter ended December 31, 2007. That press release, dated January 31, 2008 and titled “Asyst Reports Results for Third Quarter of Fiscal 2008,” is attached hereto as Exhibit 99.1.
In conjunction with that press release, Asyst conducted a conference call on January 31, 2008 to discuss those results with investors and financial analysts. A transcript of that conference call is attached hereto as Exhibit 99.2.
In addition to disclosing financial results calculated in accordance with GAAP, Asyst also reported adjusted net income (loss) and net income (loss) per share, referred to respectively as “non-GAAP net income” and “non-GAAP net income per share.” Non-GAAP measures excluded the effect of amortization of intangible assets, restructuring charges associated with facilities and operating consolidation and severance benefits associated with headcount reductions, stock option investigation expenses, acquisition expenses related to the AMHS segment, write-off of fees from the early extinguishment of debt, fees related to the early redemption of convertible debentures, non-recurring foreign currency translation gains (losses) from inter-company loans, and the associated income tax effect related to these non-GAAP adjustments.
Non-GAAP net income (loss) per share was calculated by dividing non-GAAP net income (loss) by non-GAAP weighted average shares — diluted.
Asyst’s management believes the non-GAAP information is useful because it can enhance the understanding of the company’s ongoing operating performance. Asyst also uses non-GAAP reporting internally to evaluate and manage its operations. Asyst has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how Asyst analyzes its operating results internally. Management also believes that these non-GAAP financial measures may be useful to facilitate comparisons of our results with those of other companies in our industry.
Non-GAAP net income (loss) reflects GAAP net income adjusted for the following items and reasons:
•	Amortization of acquired intangibles. Purchased intangible assets relate primarily to existing and core technology, and customer relationships for acquired businesses. The amortization of intangible assets is non-cash and not related to our core operating performance, and the frequency and amount of such expenses vary significantly based on the timing and the magnitude of our acquisitions. These expenses are not used by management to evaluate and manage our ongoing normal operations.

•	Restructuring and severance charges. The costs associated with one-time operating and facilities consolidation and reductions in our work force are cash expenses; however, the one-time expense is not used by management to evaluate and manage our ongoing normal operations.

•	Stock option investigation expenses. During the three and nine months ended December 31, 2006, we incurred approximately $0.9 million and $3.7 million, respectively, in legal and accounting fees related to a voluntary review of our historical stock option grants and practices that was overseen by the Audit Committee of the Board of Directors (with the assistance of outside independent legal counsel). These expenses are not used by management to evaluate and manage our ongoing normal operations.

•	Acquisition expenses related to the AMHS segment. During our fiscal quarter ended September 30, 2006, we incurred approximately $4.4 million in expenses related to the purchase of an additional interest in the outstanding capital stock of Asyst Shinko, Inc. (which we since renamed “Asyst Technologies Japan, Inc.” or “ATJ”). These expenses are not used by management to evaluate and manage our ongoing normal operations.

•	Write-off of fees from early extinguishment of debt and early redemption of convertible debentures. During the second quarter of our fiscal year 2008, we repaid in full approximately $55 million outstanding under the then-existing credit facility. This repayment resulted in the accelerated expensing of financing fees previously capitalized under this credit facility. During the same period we also incurred a redemption premium resulting from the early redemption of $86 million in subordinated convertible notes maturing on June 3, 2008. These expenses are not used by management to evaluate and manage our ongoing normal operations.

•	Foreign currency translation. The gain or loss that resulted from the translation of an inter-company loan between our parent entity, Asyst, and our majority-owned subsidiary ATJ, which was due to the settlement of the loan, had no bearing on the ongoing operating performance of our business.

•	Income tax effect of non-GAAP adjustments. Exhibit 99.1’s calculations of non-GAAP net income (loss) include a line item “Income tax effect of non-GAAP adjustments” that excludes from the calculation of non-GAAP net income (loss) the income tax impact of the items that make up the non-GAAP adjustments.

•	Stock-based compensation expenses. During our fiscal year ended March 31, 2007, our calculation of non-GAAP net income (loss) contained an adjustment that excluded stock-based compensation expense because that expense was non-cash in nature and did not relate to the ongoing operating performance of our business. However, beginning with the first quarter of our current fiscal year, we changed that practice and our calculation of non-GAAP net income (loss) no longer contains an adjustment that excludes stock-based compensation expense. As a result, for comparability purposes, Exhibit 99.1’s calculation of non-GAAP net income for the three- and nine-month periods ended December 31, 2006, does not contain such an adjustment.

•	Minority interest. During the fiscal year periods preceding July 14, 2006, we included in the calculation of non-GAAP net income (loss) an adjustment related to our minority interest in ATJ (then known as “Asyst Shinko, Inc.”). Since our acquisition of an additional 44.1% interest in that company on July 14, 2006, such an adjustment has no longer been appropriate and therefore has not been included in our calculations of non-GAAP net income (loss) for periods subsequent to that date. As a result, for comparability purposes, Exhibit 99.1’s calculation of non-GAAP net income (loss) for the nine-month period ended December 31, 2006, does not include such an adjustment.
The non-GAAP net income and non-GAAP net income per share should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect all of the costs associated with the operations of our business as determined in accordance with GAAP. As a result, these measures should not be considered in isolation or as a substitute for analysis of Asyst’s results as reported under GAAP.
The information in Item 2.02 of this Current Report, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits:

99.1	Press release titled “Asyst Reports Results for Third Quarter of Fiscal 2008”

99.2	Transcript of conference call conducted by the Registrant on January 31, 2008

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASYST TECHNOLOGIES, INC.
Date: February 6, 2008	By:	/s/ Steve Debenham
Steve Debenham
Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release titled “Asyst Reports Results for Third Quarter of Fiscal 2008”

99.2	Transcript of conference call conducted by the Registrant on January 31, 2008